UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): June 17, 2009
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                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                      0-10971                 52-1508198
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(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1130 Connecticut Avenue, Washington, DC                     20036
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:  (202) 772-3600
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

     On June 17, 2009, Abigail Adams National Bancorp, Inc., issued a press release announcing the date of its 2009 Annual Meeting of Stockholders. The press release is included as Exhibit 99.1 and incorporated herein by reference.


Item 9.01.        Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. Not applicable.
(b) Pro Forma Financial Information. Not applicable.
(c) Shell Company Transactions. Not applicable.
(d) Exhibits.

               Exhibit No.               Description
               ----------                -----------
                  99.1                   Press Release Dated June 17, 2009

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            Abigail Adams National Bancorp, Inc.



DATE:  June 17, 2009                        By:  /s/ Karen Troutman
                                                 ------------------------------
                                                 Karen Troutman,
                                                 Senior Vice President and Chief
                                                 Financial Officer